


                                 MONTHLY CERTIFICATEHOLDER'S STATEMENT
                                     THE NEIMAN MARCUS GROUP, INC.
                             NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                             SERIES 1995-1


                                                                                                1.

Pursuant to the Pooling and Servicing Agreement, dated as of March 1, 1995 (as may be amended, from time to time, the "Agreement"), as supplemented by the Series 1995-1 Supplement (as amended and
Supplemented, the "Series Supplement"), each among The Neiman Marcus Group, Inc., as Servicer, Neiman
Marcus Funding Corporation, as Seller and The Chase Manhattan Bank, N.A., as Trustee, the Servicer is
required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust.  The information with respect to the applicable Distribution Date and
Monthly Period is set forth below.


                                                           Monthly Period:    July-96
                                                           Distribution Date: August-96
                                                           Period             17
                                                                (Revolving =  0-56
                                                                 Controlled Amortization = 57-62)
A. ORIGINAL DEAL PARAMETERS
(a) Class A Initial Invested Amount                            $225,000,000.00            75.00%
(b) Class B Initial Invested Amount                             $21,000,000.00             7.00%
(c) Class C Initial Invested Amount                             $54,000,000.00            18.00%
(d) Total Initial Invested Amount                              $300,000,000.00
(e) Class A Certificate Rate                                             7.60%
(f) Class B Certificate Rate                                             7.75%
(g) Class C Certificate Rate                                             0.00%

(h) Servicing Fee Percentage                                             2.00%
(i) Discount Percentage                                                  2.00%

I. RECEIVABLES IN THE TRUST

(a) Beginning of the Period Principal Receivables              $379,122,409.62
(b) Beginning of the Period Finance Charge Receivables           $4,843,926.94
(c) Beginning of the Period Discounted Receivables               $7,737,192.03
(d) Beginning of the Period Total Receivables (a + b + c)                         391,703,528.59
(e) Removed Principal Receivables                                        $0.00
(f) Removed Finance Charge Receivables                                   $0.00
(g) Removed Total Receivables (e + f)                                                      $0.00

(h) Additional Principal Receivables                                     $0.00
(i) Additional Finance Charge Receivables                                $0.00
(j) Additional Total Receivables (h + i)                                                   $0.00

(k) End of Period Principal Receivables                         361,083,601.93
(l) End of Period Finance Charge Receivables                      4,898,226.42
(m) End of Period Discounted Receivables                          7,369,053.10
(n) End of Period Total Receivables (k+l + m )                                    373,350,881.45




                                 MONTHLY CERTIFICATEHOLDER'S STATEMENT
                                     THE NEIMAN MARCUS GROUP, INC.
                             NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                             SERIES 1995-1



                                                                                                2.
II. INVESTED AMOUNTS AND ALLOCATION PERCENTAGES

(a) Class A Initial Invested Amount                            $225,000,000.00            75.00%
(b) Class B Initial Invested Amount                             $21,000,000.00             7.00%
(c) Class C Initial Invested Amount                             $54,000,000.00            18.00%
(d) Total Initial Invested Amount (a + b + c)                                    $300,000,000.00

(e) Class A Invested Amount (a - (X.d))                        $225,000,000.00            75.00%
(f) Class B Invested Amount (b - (X.h))                         $21,000,000.00             7.00%
(g) Class C Invested Amount (c - (X.l))                         $54,000,000.00            18.00%
(h) Total Invested Amount (e + f + g)                                            $300,000,000.00

(i) Floating Allocation Percentage (h / (I.a))                          79.13%
(j) Class A Floating Allocation Percentage (e / (I.a))                  59.35%
(k) Class B Floating Allocation Percentage (f / (I.a))                   5.54%
(l) Class C Floating Allocation Percentage (g / (I.a))                  14.24%

(m) Principal Allocation Percentage (h / (I.a))                         79.13%
(n) Class A Principal Allocation Percentage (e / (I.a))                 59.35%
(o) Class B Principal Allocation Percentage (f / (I.a))                  5.54%
(p) Class C Principal Allocation Percentage (g / (I.a))                 14.24%

(q) Servicing Fee (h * (A.h))                            2.00%      $6,000,000
(r) Investor Defaulted Amount (i * (IV.o))                          $1,635,027

III. SELLER'S INTEREST, RETAINED INTEREST AND SPECIAL FUNDING ACCOUNT

(a) Beginning Seller's Interest (I.a - II.h)                    $79,122,409.62
(b) Ending Seller's Interest (I.k - II.h)                       $61,083,601.93
(c) Required Seller's Interest                                           $0.00
(d) Retained Interest (II.g + III.b)                           $115,083,601.93
(e) Required Retained Interest                                   $6,000,000.00
(f) Required Principal Balance                                 $300,000,000.00
(g) Amount on deposit in Special Funding Account                         $0.00



                                 MONTHLY CERTIFICATEHOLDER'S STATEMENT
                                     THE NEIMAN MARCUS GROUP, INC.
                             NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                             SERIES 1995-1
                                                                                                3.
IV. PERFORMANCE SUMMARY

COLLECTIONS:
(a) Collections of Principal Receivables                        104,447,399.42
(b) Collections of Finance Charge Receivables                     4,171,357.36
(c) Collections of Discount Option Receivables                    2,131,579.58
(d) Total Finance Charge Collections (b+c)                        6,302,936.94
(e) Total Collections (a+b+c)                                   110,750,336.36

DELINQUENCIES AND LOSSES:
(f) End of the month delinquencies:
          (g) 30 days delinquent                                   $67,840,625
          (h) 60 days delinquent                                   $16,770,412
          (i) 90 days delinquent                                    $5,460,776
          (j) 120 + days delinquent                                 $8,555,773

          (k) Total 30 + days delinquent (g + h + i + j )          $98,627,586

(l) Gross Charge-Offs during the month                            2,582,049.09
(m) Recoveries during the month                                     515,797.32
(n) Net Charge-Offs during the month (l - m)                      2,066,251.77

(o) Defaulted Amount                                                $2,066,252

V. EMPLOYEE AND NON-U.S. ACCOUNTS
                                                                        Amount     # of Accounts
(a) Employee Accounts at end of month                               $7,497,935            11,030
(b) as a percentage of total (a / (e))                                   2.01%             0.28%

(c) Non-US Accounts at end of month                                 $7,240,729            53,102
(d) as a percentage of total (c / (e))                                   1.94%             1.34%

(e) Total amount/number of Accounts in Trust (at end of month)  373,350,881.45         3,950,938



                                 MONTHLY CERTIFICATEHOLDER'S STATEMENT
                                     THE NEIMAN MARCUS GROUP, INC.
                             NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                             SERIES 1995-1



                                                                                                4.
VI. AVAILABLE SERIES 1995-1 FINANCE CHARGE COLLECTIONS
(a) Available Series 1995-1 Finance Charge Collections              $4,987,521
     (((IV.d))*II.i)

(b) Class A Interest (((A.e)*(II.e)) / 12)                          $1,425,000
(c) Class B Interest (((A.f)*(II.f)) / 12)                            $135,625

(d) Servicing Fee [if not Neiman Marcus]                                    $0

(e) AB Investor Defaulted Amount ((IV.o * (II.j + II.k)))           $1,340,722

(f) Class C Investor Defaulted Amount ((IV.o * (II.l))                $294,305

(g) Adjustment Payment Shortfalls                                           $0

(h) Reimbursement of Class A Investor Charge-Offs                           $0

(i) Unpaid Class B Interest                                                 $0

(j) Reimbursement of Class B Investor Charge-Offs                           $0

(k) Reimbursement of Class C Investor Charge-Offs                           $0

(l) Servicing Fee [if Neiman Marcus]                                  $500,000

(m) Class C Interest                                                        $0


(n) Total Excess Finance Charge Collections                         $1,291,869
     (a-b-c-d-e-f-g-h-i-j-k-l-m)



                                 MONTHLY CERTIFICATEHOLDER'S STATEMENT
                                     THE NEIMAN MARCUS GROUP, INC.
                             NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                             SERIES 1995-1

                                                                                                5.

VII.  YIELD and BASE RATE

Base Rate
(The sum of the Class A Certificate Rate, Class B Certificate Rate, and Class C Certificate
Rate weighted by the unpaid principal amount of each, plus the servicing fee rate)

(a) Base Rate (current month)                                            8.24%
(b) Base Rate (prior month)                                              8.24%
(c) Base Rate (2 months ago)                                             8.24%

(d) 3 Month Average Base Rate                                            8.24%

Portfolio Yield
(Series 1995-1 Finance Charge Collections minus the investor defaulted amount/total invested amount)

(e) Portfolio Yield (current month)                                     13.41%
(f) Portfolio Yield (prior month)                                       13.71%
(g) Portfolio Yield (2 months ago)                                      15.18%

(h) 3 Month Average Portfolio Yield                                     14.10%

VIII.  PORTFOLIO PERFORMANCE RATES
(a) Net Charge-Offs (% of Principal Receivables Outstanding
    (at beginning of month))                                             6.54%
(b) Monthly Payment Rate (% of Total Receivables Outstanding
    (at beginning of month))                                            28.27%
(c) Gross Yield to Investors (annualized)                               19.31%
(d) Portfolio Yield (3 month average (annualized))                      14.10%
(e) Base Rate (3 month average)                                          8.24%
(f) Excess Finance Charge Collections % (d-e)                            5.86%



                                 MONTHLY CERTIFICATEHOLDER'S STATEMENT
                                     THE NEIMAN MARCUS GROUP, INC.
                             NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                             SERIES 1995-1




                                                                                                6.
IX.  PRINCIPAL COLLECTIONS

(a) Class A Principal Allocation Percentage (II.e/I.a)                  59.35%
(b) Class A Monthly Principal                                            $0.00
(c) Class B Principal Allocation Percentage (II.f/I.a)                   5.54%
(d) Class B Monthly Principal                                            $0.00
(e) Class C Principal Allocation Percentage (II.g/I.a)                  14.24%
(f) Class C Monthly Principal                                            $0.00

(g) Total Monthly Principal (b + d + f)                                     $0

(h) Reallocated Principal Collections                                    $0.00
(i) Shared Principal Collections allocable from other Series             $0.00

X.  INVESTOR CHARGE-OFFS
CLASS A INVESTOR CHARGE-OFFS
(a) Class A Investor Charge-Offs                                         $0.00
(b) Class A Investor Charge-Offs per $1,000 original certificate         $0.00
    principal amount
(c) Total amount reimbursed in respect of Class A Investor Charge-Offs   $0.00
(d) The amount, if any, by which the outstanding principal balance of    $0.00
    the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date.
CLASS B INVESTOR CHARGE-OFFS
(e) Class B Investor Charge-Offs                                         $0.00
(f) Class B Investor Charge-Offs per $1,000 original certificate         $0.00
    principal amount
(g) Total amount reimbursed in respect of Class B Investor Charge-Offs   $0.00
(h) The amount, if any, by which the outstanding principal balance of    $0.00
    the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date.
CLASS C INVESTOR CHARGE-OFFS
(i) Class C Investor Charge-Offs                                         $0.00
(j) Class C Investor Charge-Offs per $1,000 original certificate         $0.00
    principal amount
(k) Total amount reimbursed in respect of Class C Investor Charge-Offs   $0.00
(l) The amount, if any, by which the outstanding principal balance of    $0.00
    the Class C Certificates exceeds the Class C Invested Amount after giving effect to all transactions on such Distribution Date.



                                 MONTHLY CERTIFICATEHOLDER'S STATEMENT
                                     THE NEIMAN MARCUS GROUP, INC.
                             NEIMAN MARCUS GROUP CREDIT CARD MASTER TRUST
                                             SERIES 1995-1

                                                                                                7.
XI.  AMORTIZATION
(a) Cumulative Class A principal paid (as of prior distribution dates)
(b) Class A Principal Payments                                           $0.00
(c) Total Class A Principal Paid (a + b)                                 $0.00

(d) Cumulative Class B principal paid (as of prior distribution dates)
(e) Class B Principal Payments                                           $0.00
(f) Total Class B Principal Paid (d + e)                                 $0.00

(g) Cumulative Class C Principal Paid (as of prior distribution dates)
(h) Class C Principal Payments                                           $0.00
(i) Total Class C Principal Paid (g + h)                                 $0.00

                The Neiman Marcus Group, Inc., as Servicer
                By:    /s/ Paul F. Gibbons
                Name:  Paul F. Gibbons
                Title: Vice President and Treasurer